SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                --------------

                                   FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) January 25, 1999
                                                       ----------------


                        STORAGE TECHNOLOGY CORPORATION
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            (Exact Name of Registrant As Specified In Its Charter)


      Delaware                          1-7534               84-0593263
  ----------------                   -----------           -------------
  (State or other             (Commission File Number)     (IRS Employer
  Jurisdiction of                                        Identification No.)
   Incorporation)



           2270 South 88th Street, Louisville, Colorado 80028-4309
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             (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code (303) 673-5151



                                Not applicable
        ------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Item 5.      Other Events

      On January 25, 1999, the Registrant announced that it had appointed Victor M. Perez (48) to serve as Executive Vice President and Chief Operating Officer, a newly created position, reporting directly to David Weiss, Chairman, President and Chief Executive Officer. Prior to this appointment, Mr. Perez had served as Executive Vice President of Enterprise Business Operations for the Registrant, a position with responsibility for three business groups, since November 1997.


Item 7.     Financial Statements and Exhibits

      The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

            (A)   Financial statements of businesses acquired.

                        Not applicable

            (B)   Pro forma financial information.

                        Not applicable

            (C)   Exhibits.

                        None

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Storage Technology Corporation


                                         By:    /s/ Jeffrey M. Dumas
                                            ----------------------------
                                                   Jeffrey M. Dumas
                                               Corporate Vice President
                                                  and General Counsel



Date: February 1, 1999